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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 13, 1998

                              Star Banc Corporation
               (Exact Name of Registrant as Specified in Charter)

Ohio                       0-7601                         31-0838189
(State or Other        (Commission File                 (I.R.S. Employer
Jurisdiction of            Number)                    Identification No.)
Incorporation)

425 Walnut Street, Cincinnati, Ohio
(Address of Principal Executive Offices)                              45202
                                                                  (Zip Code)
Registrant's telephone number, including area code (513) 632-4000

                                 Not Applicable
Former Name or Former Address, if Changed Since Last Report)



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Item 5.           Other Events.

                  Star Banc Corporation, an Ohio corporation ("Star"), Firstar Corporation, a Wisconsin corporation ("Firstar"), Firstar (WI) Corporation, a Wisconsin corporation and wholly-owned subsidiary of Firstar ("Firstar (WI)"), and Firstar Merger Corporation, a Wisconsin corporation and wholly-owned subsidiary of Firstar (WI), have entered into an Amended and Restated Agreement and Plan of Reorganization, dated as of June 30, 1998, as amended and restated as of September 17, 1998 (the "Merger Agreement"). On October 27, 1998, the Merger Agreement was approved and adopted by the shareholders of each of Star and Firstar. On October 28, 1998, the Federal Reserve Board approved the notice and application relating to the merger contemplated by the Merger Agreement. The parties expect to consummate the merger on or about November 20, 1998.

                  The Joint Proxy Statement/Prospectus of Star and Firstar dated September 23, 1998 (forming part of Firstar (WI)'s Registration Statement on Form S-4) is filed herewith as Exhibit 99.1 and is incorporated herein by reference. Star's press release announcing earnings for the quarterly period ended September 30, 1998 is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

                  Star also files herewith and incorporates herein by reference the following filings made previously by Firstar with the Securities and Exchange Commission: (i) Firstar's Annual Report on Form 10-K for the Fiscal Year Ended December 31, 1997 (as Exhibit 99.3); (ii) Firstar's Quarterly Report on Form 10-Q for the Quarterly Period Ended March 31, 1998 (as Exhibit 99.4); and (v) Firstar's Quarterly Report on Form 10-Q for the Quarterly Period Ended June 30, 1998 (as Exhibit 99.5).

                  The consents of Arthur Andersen LLP and KPMG Peat Marwick LLP are filed herewith and incorporated herein by reference as Exhibits 23.1 and 23.2, respectively.



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Item 7.           Financial Statements and Exhibits.

                  (c)      The following exhibits are filed with this report:

         Exhibit Number                 Description


        23.1                Consent of Arthur Andersen LLP.

        23.2                Consent of KPMG Peat Marwick LLP.

        99.1 Joint Proxy Statement/Prospectus of Star and Firstar dated September 23, 1998 (forming part of Firstar
                            (WI)'s Registration Statement on Form S-4)

        99.2 Star's press release announcing earnings for the quarterly period ended September 30, 1998

        99.3 Firstar's Annual Report on Form 10-K for the Fiscal Year Ended December 31, 1997

        99.4 Firstar's Quarterly Report on Form 10-Q for the Quarterly Period Ended March 31, 1998

        99.5 Firstar's Quarterly Report on Form 10-Q for the Quarterly Period Ended June 30, 1998


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    STAR BANC CORPORATION

                                    By: /s/ David Moffett
                                    Name:   David Moffett
                                    Title:  Executive Vice President



Dated:            November 9, 1998



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                                 EXHIBIT INDEX

         Exhibit Number                Description


        23.1                Consent of Arthur Andersen LLP.

        23.2                Consent of KPMG Peat Marwick LLP.

        99.1 Joint Proxy Statement/Prospectus of Star and Firstar dated September 23, 1998 (forming part of Firstar
                            (WI)'s Registration Statement on Form S-4)

        99.2 Star's press release announcing earnings for the quarterly period ended September 30, 1998

        99.3 Firstar's Annual Report on Form 10-K for the Fiscal Year Ended December 31, 1997

        99.4 Firstar's Quarterly Report on Form 10-Q for the Quarterly Period Ended March 31, 1998

        99.5 Firstar's Quarterly Report on Form 10-Q for the Quarterly Period Ended June 30, 1998